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                                                                    Exhibit 10.6

Schedule Identifying Substantially Identical Agreements to Exhibit No. 10.5

Various subsidiaries of the Company each entered into loan agreements which are substantially identical to the loan agreement filed under Exhibit 10.5. The following table lists the borrower(s), loan amounts, interest rates and maturity dates which differ from that in Exhibit 10.5 for each of the loan agreements listed below.

Borrower(s)                               Loan Amount              Interest Rate      Maturity Date
-----------                               -----------              -------------      -------------
Sun Continental North LLC                 $12,458,235.00            5.051%              7/1/2014

Sun Davison East LLC                      $ 4,626,928.00            5.051%              7/1/2014

Sun Arbor Terrace LLC                     $ 5,280,000.00             5.32%              7/1/2016

Sun Pool 12 LLC                           $ 9,593,686.00             5.32%              7/1/2016

Sun Bonita LLC                            $ 1,520,000.00           4.9308%              7/1/2011

Sun Communities Acquisitions LLC          $21,984,005.00             5.32%              7/1/2016

Sun Pool 1 LLC                            $ 4,640,000.00             5.32%              7/1/2016
(Maplewood Mobile)

Sun Pool 1 LLC                            $ 6,000,000.00             5.32%              7/1/2016
(Pine Ridge)

Sun Pool 1 LLC                            $ 7,360,000.00             5.32%              7/1/2016
(Meadows)

Sun Woods Edge LLC                        $13,764,053.00            5.051%              7/1/2014

Sun Village Trails LLC                    $ 1,680,000.00            5.051%              7/1/2014

Sun Pool 4 LLC                            $13,360,000.00           4.9308%              7/1/2011

Sun Forest Meadows LLC                    $ 1,699,156.00            5.051%              7/1/2014